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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 27, 2000



                               CENTEX CORPORATION
             (Exact name of registrant as specified in its charter)



           NEVADA                     1-6776                75-0778259
(State of other jurisdiction   (Commission File Number)   (IRS Employer
      of incorporation)                                   Identification No.)




         2728 N. HARWOOD, DALLAS, TEXAS                                75201
           (Address of principal executive offices)                  (Zip code)


       Registrant's telephone number, including area code: (214) 981-5000


                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)


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ITEM 5.  OTHER EVENTS.

                  Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-94221), filed with the Securities and Exchange Commission (the "Commission") on January 7, 2000 and declared effective thereby on January 24, 2000 (the "Registration Statement"), pursuant to which the Registrant registered $750,000,000 aggregate principal amount of its senior and subordinated debt securities, various series, for offer and sale in accordance with applicable provisions of the Securities Act of 1933, as amended.

                  On January 27, 2000, the Registrant commenced its $400,000,000 Medium-Term Note Program, to allow the Registrant to offer $400,000,000 aggregate principal amount of Senior Medium-Term Notes, Series C (the "Senior Debt Securities") and/or Subordinated Medium-Term Notes, Series C (the "Subordinated Debt Securities"), covered by the Registration Statement.

                  On January 27, 2000, the Registrant entered into a Distribution Agreement (the "Distribution Agreement") with Banc One Capital Markets, Inc., Banc of America Securities LLC, Chase Securities Inc., Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated and Warburg Dillon Read LLC (collectively, the "Agents"), in connection with the proposed public offering by the Agents of $400,000,000 aggregate principal amount of Senior Debt Securities and/or Subordinated Debt Securities, covered by the Registration Statement. The Distribution Agreement in the form in which it was executed is filed herewith as Exhibit 1.1.

                  The Registrant has previously entered into an Indenture, dated as of October 1, 1998 (the "Senior Indenture"), with Chase Bank of Texas, National Association, as trustee (the "Trustee"), with respect to the Registrant's senior debt securities. A copy of the Senior Indenture in the form in which it was executed was filed as Exhibit 4.1 to the Registrant's Form 8-K (Date of Event: October 21, 1998) filed October 30, 1998, and is incorporated herein by reference.

                  Pursuant to the Senior Indenture, the Registrant and the Trustee entered into an Indenture Supplement No. 3, dated as of January 27, 2000 (the "Senior Indenture Supplement"), providing for the issuance of the Senior Debt Securities. A copy of the Senior Indenture Supplement in the form in which it was executed is filed herewith as Exhibit 4.2.

                  The Registrant has previously entered into an Indenture, dated March 12, 1987 (the "Subordinated Indenture"), with the Trustee, formerly Texas Commerce Bank National Association, with respect to the Registrant's subordinated debt securities. A copy


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of the Subordinated Indenture in the form in which it was executed was filed as
Exhibit 4.5 to Amendment No. 1 to the Registrant's Registration Statement on Form S-3 (File No. 333-72893), filed with the Commission on May 14, 1999, and is incorporated herein by reference.

                  Pursuant to the Subordinated Indenture, the Registrant and the Trustee entered into an Indenture Supplement No. 6, dated as of January 27, 2000 (the "Subordinated Indenture Supplement"), providing for the issuance of the Subordinated Debt Securities. A copy of the Subordinated Indenture Supplement in the form in which it was executed is filed herewith as Exhibit 4.4.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number            Description
------            -----------
1.1               Distribution Agreement dated January 27, 2000, between Centex
                  Corporation and Banc One Capital Markets, Inc., Banc of
                  America Securities LLC, Chase Securities Inc., Credit Suisse
                  First Boston Corporation, Morgan Stanley & Co. Incorporated
                  and Warburg Dillon Read LLC.

4.1               Indenture dated October 1, 1998 between Centex Corporation and
                  Chase Bank of Texas, National Association (filed as Exhibit
                  4.1 to the Registrant's Form 8-K dated October 21, 1998 and incorporated herein by reference).

4.2 Indenture Supplement No. 3 dated as of January 27, 2000 with respect to the Senior Debt Securities, between Centex
                  Corporation and Chase Bank of Texas, National Association.

4.3               Indenture dated March 12, 1987 between Centex Corporation and
                  Chase Bank of Texas, National Association (formerly, Texas
                  Commerce Bank National Association) (filed as Exhibit 4.5 to
                  Amendment No. 1 to the Registrant's Registration Statement on
                  Form S-3 (File No. 333-72893), filed with the Commission on
                  May 14, 1999, and incorporated herein by reference).

4.4 Indenture Supplement No. 6 dated as of January 27, 2000 with respect to the Subordinated Debt Securities, between Centex
                  Corporation and Chase Bank of Texas, National Association
                  (formerly, Texas Commerce Bank National Association).



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 CENTEX CORPORATION



                                 By:  /s/ Raymond G. Smerge
                                    -------------------------------
                                    Name: Raymond G. Smerge
                                    Title: Executive Vice President,
                                           Chief Legal Officer and Secretary



Date: January 28, 2000.
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                                  EXHIBIT INDEX


Exhibit
Number            Description
------            -----------
1.1               Distribution Agreement dated January 27, 2000, between Centex
                  Corporation and Banc One Capital Markets, Inc., Banc of
                  America Securities LLC, Chase Securities Inc., Credit Suisse
                  First Boston Corporation, Morgan Stanley & Co. Incorporated
                  and Warburg Dillon Read LLC.

4.1               Indenture dated October 1, 1998 between Centex Corporation and
                  Chase Bank of Texas, National Association (filed as Exhibit
                  4.1 to the Registrant's Form 8-K dated October 21, 1998 and incorporated herein by reference).

4.2 Indenture Supplement No. 3 dated as of January 27, 2000 with respect to the Senior Debt Securities, between Centex
                  Corporation and Chase Bank of Texas, National Association.

4.3               Indenture dated March 12, 1987 between Centex Corporation and
                  Chase Bank of Texas, National Association (formerly, Texas
                  Commerce Bank National Association) (filed as Exhibit 4.5 to
                  Amendment No. 1 to the Registrant's Registration Statement on
                  Form S-3 (File No. 333-72893), filed with the Commission on
                  May 14, 1999, and incorporated herein by reference).

4.4 Indenture Supplement No. 6 dated as of January 27, 2000 with respect to the Subordinated Debt Securities, between Centex
                  Corporation and Chase Bank of Texas, National Association
                  (formerly, Texas Commerce Bank National Association).
